UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2015

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
CIBC Inc.
Starwood Mortgage Funding III LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-20	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:    (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of November 24, 2015, as amended by the Current Report on Form 8-K/A (the “Form 8-K/A”), dated and filed as of February 24, 2016, with respect to Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27. The purpose of this amendment is (1) to make clerical and other minor revisions to the version of Exhibit 99.7 that was previously filed and (2) to file an executed version of the agreement filed as Exhibit 99.7 to the Form 8-K.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of November 19, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp., Drexel Hamilton, LLC and SG Americas Securities, LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Situs Holdings, LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent. (Filed as Exhibit 4.1 to the Form 8-K/A and incorporated by reference herein.)
4.2	Pooling and Servicing Agreement, dated as of August 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)
4.3	Trust and Servicing Agreement, dated as of October 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and special servicer, and U.S. Bank National Association, as certificate administrator and trustee. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)
4.4	Pooling and Servicing Agreement, dated as of October 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian. (Filed as Exhibit 4.4 to the Form 8-K and incorporated by reference herein.)

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99.1	Mortgage Loan Purchase Agreement, dated November 19, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
99.2	Mortgage Loan Purchase Agreement, dated November 19, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)
99.3	Mortgage Loan Purchase Agreement, dated November 19, 2015, between Morgan Stanley Capital I Inc. and CIBC Inc. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Mortgage Loan Purchase Agreement, dated November 19, 2015, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
99.5	Agreement Between Note Holders, dated July 24, 2015, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
99.6	Agreement Between Note Holders, dated September 1, 2015, between Morgan Stanley Bank, N.A., as Initial Note 1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note 2 Holder. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Agreement Between Note Holders, dated October 15, 2015, between Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-1 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-2 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-3 Holder.
99.8	Agreement Between Note Holders, dated November 24, 2015, between Morgan Stanley Bank, N.A., as Initial Note A Holder, and Morgan Stanley Bank, N.A., as Initial Note B Holder. (Filed as Exhibit 99.8 to the Form 8-K/A and incorporated by reference herein.)
99.9	Agreement Between Note Holders, dated October 28, 2015, between Bank of America, N.A., as Initial Note A-1 Holder, and Bank of America, N.A., as Initial Note A-2 Holder. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Jane Lam
Name: Jane Lam
Title: Vice President

Date: March 10, 2016

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of November 19, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp., Drexel Hamilton, LLC and SG Americas Securities, LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Situs Holdings, LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent. (Filed as Exhibit 4.1 to the Form 8-K/A and incorporated by reference herein.)
4.2	Pooling and Servicing Agreement, dated as of August 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)
4.3	Trust and Servicing Agreement, dated as of October 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and special servicer, and U.S. Bank National Association, as certificate administrator and trustee. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)
4.4	Pooling and Servicing Agreement, dated as of October 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian. (Filed as Exhibit 4.4 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated November 19, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)

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99.2	Mortgage Loan Purchase Agreement, dated November 19, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)
99.3	Mortgage Loan Purchase Agreement, dated November 19, 2015, between Morgan Stanley Capital I Inc. and CIBC Inc. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Mortgage Loan Purchase Agreement, dated November 19, 2015, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
99.5	Agreement Between Note Holders, dated July 24, 2015, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
99.6	Agreement Between Note Holders, dated September 1, 2015, between Morgan Stanley Bank, N.A., as Initial Note 1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note 2 Holder. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Agreement Between Note Holders, dated October 15, 2015, between Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-1 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-2 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-3 Holder.
99.8	Agreement Between Note Holders, dated November 24, 2015, between Morgan Stanley Bank, N.A., as Initial Note A Holder, and Morgan Stanley Bank, N.A., as Initial Note B Holder. (Filed as Exhibit 99.8 to the Form 8-K/A and incorporated by reference herein.)
99.9	Agreement Between Note Holders, dated October 28, 2015, between Bank of America, N.A., as Initial Note A-1 Holder, and Bank of America, N.A., as Initial Note A-2 Holder. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)

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